                                 Exhibit 10.34

                          Supplemental Agreement No. 2

                                       to

                          Purchase Agreement No. 1770

                                    between

                               The Boeing Company

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION

                  Relating to Boeing Model 767-300ER Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 7TH day of December, 1993, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and International Lease Finance Corporation, a company with its principal office in the City of Los Angeles, State of California, (hereinafter called Buyer);


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the parties hereto entered into an agreement on December 15, 1992, relating to Boeing Model 767-300ER aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

     WHEREAS, the parties desire to supplement the Purchase Agreement as hereinafter set forth, to exercise the option to purchase one (1) of the Option Aircraft set forth in Letter Agreement No. 6-1162-RLL-497 to the Purchase Agreement;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.  Article 1, entitled "Subject Matter of Sale," paragraph 1.1 "The Aircraft"
                         ----------------------                  ------------
is deleted in its entirety and replaced by the following new Article 1, which is attached hereto and incorporated into the Purchase Agreement by this reference.

2.  Schedule 1 to the Purchase Agreement, entitled "Aircraft Deliveries and
                                                    -----------------------
Descriptions," is deleted in its entirety and is replaced by a new Schedule 1;
- - ------------
reflecting the addition of one (1) General Electric Aircraft scheduled for delivery in February 1996. Such new Table 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

3. Exhibit D, entitled "Airframe and Engine Price Adjustment," is revised by inserting the new delivery month of February 1996 into the schedule of delivery months set forth in page 2 thereto. A revised page 2 incorporating this month is attached hereto and incorporated into the Purchase Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-497 entitled "Option Aircraft" is revised by deleting in their entirety pages 1 and 3, page 3 of Attachment A, and page 2 of Attachment B and substituting new pages numbered accordingly.This revision deletes reference to the February 1996 Option Aircraft. Such new pages are attached hereto and incorporated into the Purchase Agreement by this reference.

5. Upon execution of this Supplemental Agreement advance payments in the amount of * shall be due for the additional Aircraft. Since Buyer has previously made option deposits of * per Aircraft, a total of * shall be returned to Buyer within three business days of execution of this Supplemental Agreement.

     The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

     EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                              INTERNATIONAL LEASE
                                                FINANCE CORPORATION



By:  R. L. Lyons                                By:  S. Udvar-Hazy
   -------------------------                       ---------------------

Its:  Attorney-In-Fact                          Its: President
    ------------------------                       ---------------------


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment to
Supplemental Agreement No. 2 to
Purchase Agreement No. 1770
Page 1 of 1

                                   Table 1 to
                                   ----------

                            Purchase Agreement 1770
                            -----------------------

                      Aircraft Deliveries and Descriptions
                      ------------------------------------

                            Model 767-300ER Aircraft
                            ------------------------

                                                                                                          Article 3.7
Month/Year            Quantity       Detail                   Base                          Article 3     Advance
   of                    of       Specification   Exhibit   Airframe    Special    Engine   Aircraft      Payment
Delivery              Aircraft    No. and Date      No.       Price     Features   Price    Basic Price   Base Price
- - --------              --------    ------------    -------   --------    --------   ------   -----------   ----------
January 1996          One (1)     D6T10330ILF-3     A-1     *           *          *        *             *

February 1996         One (1)     D6T10330ILF-2     A       *           *          *        *             *

July 1996             One (1)     D6T10330ILF-3     A-1     *           *          *        *             *

February 1997         One (1)     D6T10330ILF-3     A-1     *           *          *        *             *

February 1997         One (1)     D6T10330ILF-2     A       *           *          *        *             *

May 1997              One (1)     D6T10330ILF-2     A       *           *          *        *             *

November 1997         One (1)     D6T10330ILF-2     A       *           *          *        *             *

December 1997         One (1)     D6T10330ILF-2     A       *           *          *        *             *

October 1998          One (1)     D6T10330ILF-2     A       *           *          *        *             *

November 1998         One (1)     D6T10330ILF-3     A-1     *           *          *        *             *

November 1999         One (1)     D6T10330ILF-2     A       *           *          *        *             *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

  Exhibit D
  Page 2


       ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

            In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

            In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled
Aircraft Delivery as             Quantity          Months to be Utilized
Set Forth in Article                of             in Determining the
2.1 of this Agreement            Aircraft          Value of ECI and ICI
- - ---------------------            --------          --------------------
January 1996                     One (1)           June, July, Aug. 1995
February 1996                    One (1)           July, Aug., Sept. 1995
July 1996                        One (1)           Dec. 1995, Jan., Feb. 1996

February 1997                    Two (2)           July, Aug., Sept. 1996
May 1997                         One (1)           Oct., Nov., Dec. 1996
November 1997                    One (1)           Apr., May, June 1997
December 1997                    One (1)           May, June, July 1997

October 1998                     One (1)           Mar., Apr., May 1998
November 1998                    One (1)           Apr., May, June 1998


 2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

       2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to

                                      D-2